Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets [Abstract]
Intangible Assets Disclosure
INTANGIBLE ASSETS
Intangible assets consist of the following (in thousands):

	Weighted Average Life	Gross Carrying Value	Cumulative Amortization	Cumulative Impairment Losses	Intangible Assets, Net
Amortizing Intangibles:
Customer relationships	3.9 years	$14,400	$(400)	$—	$14,000
Favorable lease rates	43.8 years	45,370	(6,782)	—	38,588
		59,770	(7,182)	—	52,588

Indefinite-Lived Intangibles:
Trademarks	Indefinite	115,700	—	—	115,700
Gaming license rights	Indefinite	567,886	(33,960)	(162,500)	371,426
		683,586	(33,960)	(162,500)	487,126
December 31, 2010		$743,356	$(41,142)	$(162,500)	$539,714

Amortizing Intangibles:
Customer relationships	5 years	$400	$(400)	$—	$—
Favorable lease rates	43.8 years	45,370	(5,738)	—	39,632
		45,770	(6,138)	—	39,632
Indefinite-Lived Intangibles:
Trademarks	Indefinite	50,700	—	—	50,700
Gaming license rights	Indefinite	567,886	(33,960)	(162,500)	371,426
		618,586	(33,960)	(162,500)	422,126
December 31, 2009		$664,356	$(40,098)	$(162,500)	$461,758
Customer relationships represent the value of repeat business associated with our customer loyalty programs and are fully amortized as of December 31, 2010.
Favorable lease rates represent the rental rates for assumed land leases that are favorable to comparable market rates. The fair value is determined on a technique whereby the difference between the lease rate and the current market rate for the remaining contractual term is discounted to present value. The assumptions underlying this computation include the actual lease rates, the expected remaining lease term, including renewal options, based on the existing lease; current rates of rent for leases on comparable properties with similar terms obtained from market data and analysis; and an assumed discount rate. The estimates underlying the result covered a term of 41 to 52 years.
Trademarks are based on the value of our brand, which reflects the level of service and quality we provide and from which we generate repeat business. Trademarks are valued using the relief from royalty method, which presumes that without ownership of such trademark, we would have to make a stream of payments to a brand or franchise owner in return for the right to use their name. By virtue of this asset, we avoid any such payments and record the related intangible value of our ownership of the Borgata name. We used the following significant projections and assumptions to determine value under the relief from royalty method: revenue from gaming and hotel activities; royalty rate; general and administrative expenses; tax expense; terminal growth rate; discount rate; and the present value of tax benefit. The projections underlying this discounted cash flow model were forecasted for fifteen years.
Gaming license rights represent the value of the license to conduct gaming in certain jurisdictions, which is subject to highly extensive regulatory oversight, and a limitation on the number of licenses available for issuance therein. The value of gaming licenses is determined suing a multi-period excess earnings method, which is a specific discounted cash flow model. The value is determined at an amount equal to the present value of the incremental after-tax cash flows attributable only to future gaming revenue, discounted to present value at a risk-adjusted rate of return. With respect to the application of this methodology, we used the following significant projections and assumptions: gaming revenues; gaming operating expenses; general and administrative expenses; tax expense; terminal value; and discount rate. These projections are modeled for a five year period.
The following table sets forth the changes in these intangible assets during the years ended December 31, 2010, 2009 and 2008 (in thousands):

	Customer Relationships	Favorable Lease Rates	Trademarks	Gaming License Rights	Intangible Assets, Net
Balance January 1, 2008	$117	$41,718	$50,700	$533,926	$626,461
Additions	—	—	—	—	—
Impairments	—	—	—	(162,500)	(162,500)
Amortization	(80)	(1,043)	—	—	(1,123)
Balance December 31, 2008	37	40,675	50,700	371,426	462,838
Additions	—	—	—	—	—
Impairments	—	—	—	—	—
Amortization	(37)	(1,043)	—	—	(1,080)
Balance December 31, 2009	—	39,632	50,700	371,426	461,758
Additions	14,000	—	65,000	—	79,000
Impairments	—	—	—	—	—
Amortization	—	(1,044)	—	—	(1,044)
Balance December 31, 2010	$14,000	$38,588	$115,700	$371,426	$539,714

Future Amortization
Customer relationships are being amortized on an accelerated basis over an approximate four-year period. Favorable lease rates are being amortized on a straight-line basis over a weighted-average useful life of 43.8 years. Future amortization is as follows:

For the Year Ending December 31,	Customer Relationships	Favorable Lease Rates	Total
	(In thousands)
2011	$9,264	$1,043	$10,307
2012	3,173	1,043	4,216
2013	1,563	1,043	2,606
2014	—	1,043	1,043
2015	—	1,043	1,043
Thereafter	—	33,373	33,373
	$14,000	$38,588	$52,588

Trademarks and gaming license rights are not subject to amortization, as we have determined that they have an indefinite useful life, however these assets are subject to an annual impairment test

Trademarks and gaming license rights are not subject to amortization, as we have determined that they have an indefinite useful life, however these assets are subject to an annual impairment test.
Impairment Testing
We perform an annual impairment test of our indefinite lived intangible assets in the second quarter of each year, and between annual test dates in certain circumstances. The annual impairment test resulted in no impairment charge as of the measurement date for the years ended December 31, 2010, 2009 or 2008. However, due to the prolonged economic downturn and adverse decline in our market capitalization as of December 31, 2008, we performed an interim impairment test as of such date, which resulted in an $162.5 million impairment of our indefinite-lived gaming license rights. The primary reason for this impairment charge related to the ongoing recession, which caused us to reduce our estimates for projected cash flows.